SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 17, 2003
(Date of earliest event reported)

Dominion Resources, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-8489 (Commission File Number)	54-1229715 (I.R.S. Employer Identification No.)

120 Tredegar Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On July 17, 2003, Dominion Resources, Inc. issued a press release announcing 2003 second quarter earnings. A copy of the press release is attached as Exhibit 99.

ITEM 7(c). EXHIBITS

Exhibit
99	Dominion Resources, Inc. press release dated July 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE

THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 9, "REGULATION FD DISCLOSURE" AND ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION."

On July 17, 2003, Dominion Resources, Inc. issued a press release announcing 2003 second quarter earnings. A copy of the press release is furnished as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson Patricia A. Wilkerson Vice President and Corporate Secretary

Date: July 17, 2003

Exhibit Index

Exhibit No.
99	Dominion Resources, Inc. press release dated July 17, 2003.